American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated February 24, 2020 ■ Statement of Additional Information dated August 1, 2019
The following entry is added to the Accounts Managed table on page 31 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
David Byrns(1)	Number of Accounts	1	0	0
	Assets	$70.4 million(2)	N/A	N/A

[1]	Information is provided as of February 19, 2020.

[2]	Includes $70.4 million in AC Alternatives Market Neutral Value.

The following entry is added to the Ownership of Securities table on pages 33-34 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
AC Alternatives Market Neutral Value
David Byrns(1)	A

[1]	Information is provided as of February 19, 2020.

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CL-SPL-95973 2002